MULTI-MANAGER EQUITY LONG/SHORT FUND

Class	A	Inst.	R-6
Ticker Symbol(s)	PGMMX	PGPIX	PGPMX
Principal Funds, Inc. Summary Prospectus December 31, 2018 as amended April 29, 2019 and June 14, 2019
On June 11, 2019, the Board of Directors of Principal Funds, Inc. approved the Plan of Liquidation and Termination (the “Plan”) for the Multi-Manager Equity Long/Short Fund (the “Fund”). Effective May 31, 2019, new investors could no longer purchase Fund shares. Pursuant to the Plan, the Fund intends to liquidate on or about August 16, 2019, or such later date determined by the Fund’s officers. All outstanding shares will be redeemed at net asset value, proceeds will be sent to shareholders of record, and the Fund will discontinue its operations. In light of the anticipated liquidation, the Fund may deviate from its stated investment objective and strategies.
At the time of liquidation, delete all references to the Multi-Manager Equity Long/Short Fund from the prospectus.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.principalfunds.com/prospectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@principalfunds.com.
This Summary Prospectus incorporates by reference the Statutory Prospectus dated December 31, 2018, as supplemented on March 1, 2019, March 18, 2019, April 29, 2019, and June 14, 2019, and the Statement of Additional Information dated December 31, 2018 as amended and restated June 12, 2019, as supplemented on June 14, 2019 (which may be obtained in the same manner as the Prospectus).
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the report from the Fund or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive such reports electronically, you will not be affected by this change and you do not need to take any action. If you have not previously elected electronic delivery, you may elect to receive reports and other communications from the Fund electronically by visiting our website at www.principalfunds.com/edelivery for instructions on enrolling in eDelivery or calling 800-222-5852. If you own these shares through a financial intermediary, you may contact your financial intermediary. You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your reports, you can inform the Fund by calling 800-222-5852. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of reports. Your election to receive reports in paper will apply to all funds with the Fund complex or to the shares you own through your financial intermediary.

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Objective:	The Fund seeks long-term growth of capital with lower volatility than the global equity markets.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 127 of the Fund’s prospectus, Appendix C to the prospectus titled "Intermediary-Specific Sales Charge Waivers and Reductions", and “Multiple Class Structure” beginning on page 4 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	Inst.	R-6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	Inst.	R-6
Management Fees	1.57%	1.57%	1.57%
Distribution and/or Service (12b-1) Fees	0.25%	N/A	N/A
Other Expenses:
Dividend and Interest Expense on Short Sales	0.72%	0.72%	0.72%
Remainder of Other Expenses	7.32%	17.53%	0.06%
Total Other Expenses	8.04%	18.25%	0.78%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	9.89%	19.85%	2.38%
Expense Reimbursement (1)	(7.12)%	(17.43)%	(0.04)%
Total Annual Fund Operating Expenses after Expense Reimbursement	2.77%	2.42%	2.34%

(1)
Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.02% for Class A and 1.67% for Institutional Class shares. In addition, for Class R-6, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.02%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending December 30, 2019; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period.

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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$815	$2,633	$4,278	$7,737
Institutional Class	245	3,735	6,266	9,952
Class R-6	237	739	1,267	2,713
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annualized portfolio turnover rate was 267.7% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities and derivatives on equity securities, at the time of purchase. Principal Global Investors, LLC (“PGI"), the Fund’s investment advisor, strategically allocates the Fund's assets among investment strategies, which one or more of the Fund’s sub-advisors execute using various methods such as fundamental analysis and systematic framework. PGI retains considerable latitude in allocating the Fund's assets. The Fund will use strategies and sub-advisors to varying degrees and may change allocations, add new or eliminate existing strategies and sub-advisors, and temporarily or permanently reduce allocations from time to time such that the Fund would have little or no assets allocated to a particular strategy or sub-advisor.
The Fund has a flexible investment strategy and invests in a broad range of equity securities, exchange-traded funds, and derivatives instruments. The Fund invests in U.S. and foreign, including emerging market, securities, particularly in Europe. Although the Fund focuses on securities of mid- to large-capitalization companies, it may invest in equity securities regardless of market capitalization size (small, medium or large). The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund also invests in growth equity securities, an investment strategy that emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Fund uses derivative instruments, including swaps, futures and options, to gain exposure to a variety of securities or mitigate volatility and forwards to manage its foreign currency exposure. The Fund uses hedging techniques to attempt to reduce the risk of investment positions. The Fund actively trades portfolio securities.
The Fund takes long and short positions in equity securities, exchange-traded funds, and derivative instruments. When taking a short position, the Fund may sell an instrument that it does not own and then borrow to meet its settlement obligations. A short position will benefit from a decrease in price of the underlying instrument and loses value if the price of the underlying instrument increases. The Fund also invests a portion of the proceeds it receives from short sales into long positions. Long positions profit if the price of the instrument increases. Simultaneously engaging in long investing and short selling seeks to reduce the net exposure of the overall portfolio to general market movements.

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Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes and allocation among sub-advisors may cause it to underperform other funds with a similar investment objective.
Counterparty Risk. Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations.
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

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Currency Contracts. Derivatives related to currency contracts involve the specific risk of government action through exchange controls that would restrict the ability of the fund to deliver or receive currency.

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Forward Contracts, Futures and Swaps. Forward contracts, futures, and swaps involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the forward contract, future or swap; possible lack of a liquid secondary market for a forward contract, future or swap and the resulting inability to close a forward contract, future or swap when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

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Options. Options involve specific risks, including: imperfect correlation between the change in market value of the instruments held by the fund and the price of the options, counterparty risk, difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets), and an insufficient liquid secondary market for particular options.

Emerging Markets Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.

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Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•	Small and Medium Market Capitalization Companies. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

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Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that appears would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock that appears to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

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European Focus Risk. A fund that focuses its investments in securities of European companies may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. Currency devaluations could occur or could continue to occur. Debt problems of the private or public sectors in a single European Union (EU) country can pose significant economic risks to the EU as a whole. Additionally, the United Kingdom's vote to leave the EU, commonly known as “Brexit,” may have significant political and financial consequences for European markets and the broader global economy, including greater market volatility and illiquidity, currency fluctuations, and deterioration in economic activity. As a result, the fund’s performance may be more volatile than the performance of a more geographically diversified fund.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Hedging Risk. A fund that implements a hedging strategy using derivatives and/or securities could expose the fund to the risk that can arise when a change in the value of a hedge does not match a change in the value of the asset it hedges. In other words, the change in value of the hedge could move in a direction that does not match the change in value of the underlying asset, resulting in a risk of loss to the fund.
Investment Company Securities Risk. A fund that invests in another investment company (for example, another fund or an exchange-traded fund (“ETF”)) is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company.
Leverage Risk. Leverage created by borrowing or certain types of transactions or investments may impair the fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the fund’s net asset value, or diminish the fund’s performance. In particular, investing the proceeds of short sales may amplify leverage risk.
Portfolio Turnover (Active Trading) Risk. High portfolio turnover (more than 100%) caused by actively trading portfolio securities may result in accelerating the realization of taxable gains and losses, lower fund performance and increased brokerage costs.
Redemption and Large Transaction Risk. Ownership of the fund's shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Short Sale Risk. A short sale involves the sale by the fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the fund.

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By investing the proceeds received from selling securities short, a fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a fund’s exposure to long securities positions and make any change in the fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy a fund employs will be successful during any period in which it is employed.
Volatility Mitigation Risk. Volatility mitigation strategies may increase fund transaction costs, which could increase losses or reduce gains. These strategies may not protect the fund from market declines and may reduce the fund’s participation in market gains.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at www.principalfunds.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund returns are measured from the date the Fund's shares were first sold (March 31, 2016).
Total Returns as of December 31 (1)

Highest return for a quarter during the period of the bar chart above:	Q3 '17	4.73%
Lowest return for a quarter during the period of the bar chart above:	Q2 '17	0.68%
(1) The year-to-date return as of September 30, 2018 was 0.09% for Class A shares.

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Average Annual Total Returns
For the periods ended December 31, 2017	1 Year	Life of Fund
Class A Return Before Taxes	5.74%	3.95%
Class A Return After Taxes on Distributions	4.21%	2.97%
Class A Return After Taxes on Distributions and Sale of Fund Shares	3.86%	2.80%
Institutional Class Return Before Taxes	12.06%	7.71%
Class R-6 Return Before Taxes	12.21%	7.79%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses, or taxes)	9.98%	7.45%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	Jake S. Anonson (since 2016), Portfolio Manager

•	Jessica S. Bush (since 2016), Portfolio Manager

•	Marcus W. Dummer (since 2016), Portfolio Manager

•	Benjamin E. Rotenberg (since 2016), Portfolio Manager
Sub-Advisors:
AQR Capital Management, LLC
Gotham Asset Management, LLC
Sirios Capital Management, L.P.
Three Bridges Capital, LP
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A	Initial Investment	$1,000(1)
A	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A	Subsequent Investments	$100(1)(2)
Institutional and R-6	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 219971, Kansas City, MO 64121-9971 (regular mail) or 430 W. 7th Street, Ste. 219971, Kansas City, MO 64105-1407 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.

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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

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